UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 31, 2006
Date of Report (Date of earliest event reported)

WVS Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22444	25-1710500
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

9001 Perry Highway, Pittsburgh, Pennsylvania		15237
(Address of principal executive offices)		(Zip Code)

(412) 364-1913
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 31, 2006, WVS Financial Corp. announced that its Board of Directors declared a quarterly cash dividend of $0.16 per share payable on February 16, 2006 to stockholders of record on February 6, 2006. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit 99 - Press Release, dated January 31, 2006.

This information, including the press release filed as Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WVS FINANCIAL CORP.

Dated: January 31, 2006	By:	/s/ David J. Bursic
David J. Bursic
President and
Chief Executive Officer